UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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ETFS Trust

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ETFS Trust

ETFS Bloomberg All Commodity Strategy K-1 Free ETF
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

July 2, 2018

Dear Shareholders:

We are writing to inform you of two separate upcoming special meetings (each, a “Meeting,” and together, the “Meetings”) of shareholders (“Shareholders”) of ETFS Bloomberg All Commodity Strategy K-1 Free ETF (“BCI”), ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (“BCD”), and ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (“BEF”, and collectively with BCI and BCD, the “Funds”), each a series of ETFS Trust, a Delaware statutory trust (the “Trust”). The Meetings will be held at the offices of ETF Securities Advisors LLC, the Funds’ investment adviser (the “Advisor”), located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The First Meeting is scheduled to be held at 9:00 a.m. (Eastern time) on August 27, 2018, and the Second Meeting is scheduled to be held at 9:30 a.m. (Eastern time) on August 27, 2018. The enclosed Proxy Statement discusses each proposal to be voted upon by Shareholders at each Meeting. Please review the Proxy Statement and cast your vote on each of the proposals. After consideration of each of the proposals, the Board of Trustees of each Fund (the “Board”) has unanimously approved each proposal. The Board of Trustees unanimously recommends that you vote FOR each proposal.

As discussed in more detail in the enclosed Proxy Statement, on April 27, 2018, Aberdeen Asset Management Inc. (“AAMI”) acquired all of the membership interests of the Advisor, and became the parent company of the Advisor (the “Transaction”). The Transaction has not and is not expected to result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the Funds’ portfolio managers and your daily experience in dealing with the Funds have not changed and are expected to remain the same for the foreseeable future. However, for legal reasons, the Transaction terminated the Funds’ investment advisory agreement with the Advisor. In anticipation of the closing of the Transaction, the Board approved an interim investment advisory agreement with the Advisor to ensure continuous management of the Funds, which will remain in effect until Shareholders approve the new investment advisory agreement or the 150th day following the interim agreement’s effective date, whichever occurs first.

At the First Meeting, you are being asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “New Agreement”).

At a meeting held on April 23, 2018, the Board unanimously approved the New Agreement, which includes terms and compensation payable to the Advisor that are identical to the terms and compensation set forth in the Funds’ prior investment advisory agreement. Further, at the same meeting, the Board appointed Mr. Hendry to serve as the Trust’s President. Mr. Hendry currently serves as the Chairman -- Americas of AAMI.

At the Second Meeting, you are being asked to elect Bev Hendry and John Sievwright as Trustees of the Board. The Board appointed Mr. Sievwright as an Independent Trustee of the Trust effective June 4, 2018. Mr. Sievwright serves as the Senior Independent Director and Chairman of the Audit Committee and the Risk Committee of NEX Group plc and has significant banking and accounting experience.

The Board of Trustees unanimously recommends that you vote FOR each proposal at the Meetings.

The Transaction and the proposal presented at each Meeting are discussed in detail in the enclosed Proxy Statement. We have also enclosed a notice of each Meeting. If you have received this mailing, you are a Fund Shareholder of record as of the close of business on June 27, 2018, and you are entitled to vote at the Meetings, and any adjournment of a Meeting.

Your vote is important no matter how many shares you own. The proxy documents explain the proposals in detail, and we encourage you to review them. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on each proposal. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions, or by voting via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. You can also vote your shares by attending the Meetings in person.

If we do not hear from you, our proxy solicitor, AST Fund Solutions (the “Proxy Solicitor”), may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call the Proxy Solicitor at 888-280-6942.

Thank you for your attention and consideration of this important matter and for your investment in the Funds. If you have questions, please call 888-280-6942 for additional information.

Very truly yours,

/s/ Bev Hendry

Bev Hendry, President

ETFS TRUST

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

ETFS TRUST
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held On August 27, 2018

1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103

To Shareholders of ETFS Trust:

Notice is hereby given that the first of two special meetings (the “First Meeting”) of shareholders (the “Shareholders”) of ETFS Bloomberg All Commodity Strategy K-1 Free ETF, ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, and ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (each, a “Fund” and collectively, the “Funds”), each a series of ETFS Trust, a Delaware statutory trust (the “Trust”), will be held in the offices of ETF Securities Advisors LLC (the “Advisor”), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, on August 27, 2018 at 9:00 a.m. (Eastern time). At the First Meeting, Shareholders will be asked to vote on the following proposal:

To approve a new advisory agreement between the Advisor and the Trust, on behalf of each Fund.

After careful consideration, the Board of Trustees unanimously recommends that you vote FOR the proposal.

You are entitled to vote at the First Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of a Fund at the close of business on June 27, 2018 (the “Record Date”), even if you no longer own those shares. Shareholders of each Fund will vote separately from Shareholders of each other Fund with respect to the new investment advisory agreement. You may revoke your proxies or voting instructions at any time before they are exercised at the First Meeting by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the First Meeting (merely attending the First Meeting, however, will not revoke any previously submitted proxy).

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the First Meeting. If you attend the First Meeting, you may vote your shares in person. If your Fund shares are held in “street name” (i.e., in the name of your broker dealer) by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the First Meeting in order to vote your shares in person. However, we urge you, whether or not you expect to attend the First Meeting, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please call the proxy solicitor, AST Fund Solutions, at 888-280-6942.

Important Notice Regarding the Availability of Proxy Materials for the First Meeting to Be Held on August 27, 2018

The Proxy Statement is available on the internet at: htps://etfsus.com.

By order of the Board of Trustees of the Funds.

/s/ Megan Kennedy
Megan Kennedy
Secretary
ETFS Trust

July 2, 2018

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

ETFS TRUST
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held On August 27, 2018

1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103

To Shareholders of ETFS Trust:

Notice is hereby given that the second of two special meetings (the “Second Meeting”) of shareholders (the “Shareholders”) of ETFS Bloomberg All Commodity Strategy K-1 Free ETF, ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, and ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (each, a “Fund” and collectively, the “Funds”), each a series of ETFS Trust, a Delaware statutory trust (the “Trust”), will be held in the offices of ETF Securities Advisors LLC (the “Advisor”), 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, on August 27, 2018 at 9:30 a.m. (Eastern time). At the Second Meeting, Shareholders will be asked to vote on the following proposal:

To elect nominees as Trustees of the Trust.

After careful consideration, the Board of Trustees unanimously recommends that you vote FOR the proposal.

You are entitled to vote at the Second Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of a Fund at the close of business on June 27, 2018 (the “Record Date”), even if you no longer own those shares. Shareholders of each Fund will vote together as a group with respect to the election of each nominee as Trustee of the Trust. You may revoke your proxies or voting instructions at any time before they are exercised at the Second Meeting by executing and submitting a revised proxy, by giving written notice of revocation to the relevant Fund or by voting in person at the Second Meeting (merely attending the Second Meeting, however, will not revoke any previously submitted proxy).

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Second Meeting. If you attend the Second Meeting, you may vote your shares in person. If your Fund shares are held in “street name” (i.e., in the name of your broker dealer) by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Second Meeting in order to vote your shares in person. However, we urge you, whether or not you expect to attend the Second Meeting, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please call the proxy solicitor, AST Fund Solutions, at 888-280-6942.

Important Notice Regarding the Availability of Proxy Materials for the Second Meeting to Be Held on August 27, 2018

The Proxy Statement is available on the internet at: https://www.etfsus.com.

By order of the Board of Trustees of the Funds.

/s/ Megan Kennedy
Megan Kennedy
Secretary
ETFS Trust

July 2, 2018

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS AT THE MEETINGS OF THE FUNDS.

QUESTIONS AND ANSWERS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

Q.What am I being asked to vote “FOR” at the Meetings?

A.At the First Meeting, you are being asked to vote on the following proposal:

•Approve New Investment Advisory Agreement. You are being asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between ETF Securities Advisors LLC (the “Advisor”) and ETFS Trust (the “Trust”), on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”).

At the Second Meeting, you are being asked to vote on the following proposal:

•Elect Nominees as Trustees of the Trust. You are being asked to elect each of Bev Hendry and John Sievwright as Trustees of the Board of Trustees of the Trust (the “Board”).

The Board, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), has approved each proposal, believes each proposal is in the best interests of each Fund and its shareholders, and unanimously recommends that you approve each proposal.

Q. What is happening with respect to the Transaction?

A. The Advisor is the investment adviser to each of the Funds and is responsible for each Fund’s overall investment strategy and its implementation. On April 27, 2018, the Advisor underwent a change in control when Aberdeen Asset Management Inc. (“AAMI”), an indirect wholly-owned subsidiary of Standard Life Aberdeen plc (“Standard Life Aberdeen” and together with AAMI and its affiliates, “Aberdeen”), acquired all of the Advisor’s membership interests and became the Advisor’s parent company (the “Transaction”). Under the 1940 Act, the Transaction resulted in the assignment and the automatic termination of (i) the existing investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Prior Advisory Agreement”) and (ii) the existing sub-advisory agreement between the Advisor and Vident Investment Advisory, LLC (the “Sub-Adviser”) with respect to the Funds (the “Prior Sub-Advisory Agreement”).

In anticipation of the Transaction, at a special in-person meeting of the Board held on April 23, 2018, the Board, including a majority of the Independent Trustees, approved (i) an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “Interim Advisory Agreement”); (ii) the New Advisory Agreement that will take effect with respect to a Fund if, and when, approved by the Fund’s Shareholders; and (iii) a new investment sub-advisory agreement between the Advisor and the Sub-Adviser with respect to the Funds (the “New Sub-Advisory Agreement”). There will be no reduction in the nature or quality of the services provided to the Funds as a result of the Transaction. The New Advisory Agreement will have the same terms, including the same advisory fees, as the corresponding Prior Advisory Agreement, except with respect to its effective date. The New Sub-Advisory Agreement approved by the Board also has the same terms as the Prior Sub-Advisory Agreement with the exception of the effective date. However, as discussed in greater detail in the Proxy Statement, Shareholders are not required to, and are not being asked to, approve the New Sub-Advisory Agreement. The Interim Advisory Agreement currently in effect has the same terms, conditions, and advisory fees as, and otherwise does not materially differ from, the Prior Advisory Agreement, except with respect to (i) its effective date, (ii) the termination provision, which was modified to comply with the 1940 Act requirements applicable to interim advisory agreements, and (iii) the compensation provision, which provides for the payment of compensation earned by the Advisor under the Interim Advisory Agreement into an escrow account pending Shareholder approval of the New Advisory Agreement as required by the 1940 Act.

In order for the Advisor to continue to provide advisory services to the Funds, and for reasons described in greater detail in this proxy statement, the Board recommends that Shareholders of each Fund approve the New Advisory Agreement.

The Proxy Statement provides additional information about the Advisor, the Sub-Adviser, AAMI and the proposal to be presented at each Meeting. The New Advisory Agreement will become effective for a Fund upon its approval by the Fund’s Shareholders.

The Board recommends that you vote FOR the proposal to approve the New Advisory Agreement.

Q. Why am I being asked to vote on the New Advisory Agreement?

A. As described above, the completion of the Transaction resulted in an “assignment” of the Prior Advisory Agreement and the Prior Sub-Advisory Agreement, resulting in the automatic termination of each agreement. The 1940 Act requires that a new advisory agreement (other than an interim advisory agreement, as described below) be approved by the board of trustees and shareholders of a fund for it to become effective. To ensure that the operation of your Fund can continue without interruption and that the Advisor can provide your Fund with the same services that are currently provided to the Fund, the Board recommends that you approve the New Advisory Agreement. You are not being asked to approve the New Sub-Advisory Agreement because each Fund has received exemptive relief from the U.S. Securities and Exchange Commission that permits the Advisor to enter into a new investment sub-advisory agreement, such as the New Sub-Advisory Agreement, without seeking shareholder approval as long as the agreement has been approved by the Board and complies with all other conditions of the exemptive relief. The Advisor relied on this exemptive relief to enter into, and obtain the Board’s approval of, the New Sub-Advisory Agreement.

Q. How will the Transaction affect me as a Fund Shareholder?

A. The Transaction should not affect you as a Shareholder. Each Fund and its investment objective and strategies have not changed to date and are not expected to change as a result of the Transaction. The terms of the New Advisory Agreement are the same as the Prior Advisory Agreement and the terms of the New Sub-Advisory Agreement are the same as the Prior Sub-Advisory Agreement, except with respect to their effective dates. If approved by Shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual approval thereafter. The advisory fee rates charged to the Funds under the New Advisory Agreement and the New Sub-Advisory Agreement are the same as under the Prior Advisory Agreement and Prior Sub-Advisory Agreement, respectively. The Sub-Adviser is expected to continue to sub-advise the Funds. The investment advisory personnel for the Funds, including the Funds’ portfolio manager, are not expected to change. In addition, the composition of the Board remains largely the same following the Transaction, as complemented by the additional nominees that may be elected at the Second Meeting.

Q. Will there be any Sub-Adviser changes?

A. No. The Sub-Adviser is expected to continue to manage Fund assets pursuant to the same investment objective and strategies currently in place.

Q. Will the fee rates payable under the New Advisory Agreement increase as a result of the Transaction?

A. No. The proposal to approve the New Advisory Agreement does not seek an increase in fee rates.

Q. What happens if the New Advisory Agreement is not approved?

A. Since the closing of the Transaction, the Advisor has continued to advise the Funds under the Interim Advisory Agreement, but must place its compensation for services rendered to a Fund during this interim period in escrow, pending the approval of a majority of such Fund’s outstanding voting securities of the New Advisory Agreement.

If Shareholders of your Fund do not approve the New Advisory Agreement, the Advisor will be paid the lesser of the costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account plus the interest earned, and the Advisor and the Board will take such further action as they deem appropriate and in the best interests of your Fund and its Shareholders.

The Interim Advisory Agreement allows the Advisor to continue to advise the Funds for up to 150 days following the closing date of the Transaction while the Funds seek Shareholder approval of the New Advisory Agreement. Accordingly, the Board urges you to vote without delay in order to avoid potential disruption to the Funds that could occur if Shareholder approval is not obtained in that time and the Advisor is unable to continue to provide advisory services to the Funds.

Q. Why am I being asked to vote to elect Trustees?

A. Graham Tuckwell, the Chairman of ETF Securities Limited, the former parent company of the Advisor, resigned as President of the Advisor as part of the Transaction. In addition, Mr. Tuckwell also resigned from his role as the sole “interested person” (as defined in the 1940 Act) of the Funds (“Interested Trustee”) on the Board upon the closing of the Transaction. After Mr. Tuckwell’s departure, the Trust’s two Independent Trustees, Stephen O’Grady and William M. Thomas, both of whom were appointed to their positions as Trustees by the initial shareholder of each Fund, remained on the Board and continue to serve as Trustees today.

In connection with the Transaction, the Board believes the replacement of Mr. Tuckwell with Bev Hendry, who is the Trust’s President and Chairman -- Americas of AAMI, is appropriate. Mr. Hendry would be an Interested Trustee due to his position with AAMI. Further, the Board believes its decision to expand the Board to include John Sievwright, the Senior Independent Director and Chairman of the Audit Committee and the Risk Committee of NEX Group plc, was also appropriate and will help to ensure the Board continues to include a variety of complementary perspectives and experience. The Board appointed Mr. Sievwright as an Independent Trustee on June 4, 2018.

The Board believes that it is in the Shareholders’ best interest to have a Board that is entirely composed of elected Trustees. The Board also believes it is a good governance practice for a majority of the members of the Board to be Independent Trustees. Accordingly, the Board proposes that Shareholders elect Messrs. Hendry and Sievwright to the Board so as to have a Board made up of members all of whom have been elected by Shareholders and a super-majority (75%) of whom are Independent Trustees.

Q. What happens if the Trustees are not elected by Fund Shareholders?

A. If neither Mr. Hendry nor Mr. Sievwright is elected at the Second Meeting, Mr. Sievwright will remain the Board’s appointed Independent Trustee, and the Board will consider what further action is in the best interests of the Funds and their Shareholders, including the resubmission of the Trustee election proposals to Shareholders. If Mr. Sievwright is elected, but Mr. Hendry is not, the Board will select Mr. Hendry to serve as the Board’s appointed Interested Trustee along with the three elected Independent Trustees. If Mr. Hendry is elected, but Mr. Sievwright is not, Mr. Sievwright will continue to serve as the Board’s appointed Independent Trustee along with three elected Trustees.

Q. Will the Funds pay for this proxy solicitation or for the costs of the Transaction?

A. No. The Funds will not bear these costs. The Advisor and prior owner and/or its affiliates have agreed to bear any costs related to this proxy solicitation.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you owned shares of the Funds as of the close of business on June 27, 2018 (the “Record Date”) and have the right to vote on these very important proposals concerning your investment.

Q. How does the Board recommend that I vote?

A. After careful consideration, the Board unanimously recommends that you vote FOR each of the proposals.

Q. Will my vote make a difference?

A. Yes. Every vote is important and we encourage all Fund Shareholders to participate in the governance of the Funds no matter how many shares they own. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations.

Q. Who is entitled to vote?

A. If you owned shares of a Fund as of the Record Date, you are entitled to participate in the vote for your Fund even if you no longer own shares of the Fund.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meetings as described in the Proxy Statement.

Q. What vote is required to approve each proposal?

A. Approval of the New Advisory Agreement at the First Meeting (the “First Proposal”) by a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of such Fund present at the First Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

Approval of each nominee at the Second Meeting (the “Second Proposal”) requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Second Meeting and entitled to vote for the election of the Trustees.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter), will be counted as shares that are present for purposes of determining quorum. With respect to the First Proposal, which requires the affirmative vote of a majority of a Fund’s outstanding shares, the effect of abstentions and broker non-votes is the same as a vote against such proposal. With respect to the Second Proposal, which requires the affirmative vote of a plurality of the Funds’ outstanding shares, abstentions and broker non-votes have no effect on the outcome of such proposal. A separate quorum will be established for each of the two Meetings

Your vote makes a difference. If many Shareholders like you fail to vote their proxies, a Fund may not receive enough votes to go forward with the Meetings, and additional costs will be incurred to solicit additional proxies.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A.Your proxy will be voted FOR each proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised at the respective Meeting by giving notice of your revocation to the Funds in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meetings, requesting the return of your proxy and voting in person (merely attending the Meetings, however, will not revoke any previously submitted proxy).

Q. Who are the principal Shareholders of each Fund?

A. The principal Shareholders of each Fund are set forth in Annex A to this Proxy Statement.

Q. How can I obtain a copy of the Funds’ annual report?

A. If you would like to receive a copy of the latest annual report for the Funds, please call 844-ETFS-BUY (844-383-7289), or write to the Funds, ETFS Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. The report will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Funds’ proxy solicitor, AST Fund Solutions at 888-280-6942.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1. Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ETFS TRUST

1735 Market Street, 32nd Floor,
Philadelphia, Pennsylvania 19103

PROXY STATEMENT

FOR SPECIAL MEETINGS OF SHAREHOLDERS

to be held on August 27, 2018

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees the (“Board”) of ETFS Bloomberg All Commodity Strategy K-1 Free ETF (“BCI”), ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (“BCD”) and ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (“BEF”, and together with BCI and BCD, the “Funds”), each a series of ETFS Trust, a Delaware statutory trust (the “Trust”), to be used at two separate special meetings of shareholders (the “Shareholders”) of the Funds. The meetings will be held in the offices of ETF Securities Advisors LLC (the “Advisor”), 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 on August 27, 2018, at 9:00 a.m. (Eastern time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “First Meeting”) and on August 27, 2018, at 9:30 a.m. (Eastern time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Second Meeting”, and together with the First Meeting, the “Meetings”).

The solicitation of proxies is made primarily by each Fund by the mailing on or about July 8, 2018 of the accompanying Notices of Special Meeting of Shareholders, this Proxy Statement, and the accompanying proxy cards. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Advisor and/or its affiliates and by AST Fund Solutions (the “Proxy Solicitor”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the First Meeting, Shareholders will be asked to consider the following proposal:

To approve a new advisory agreement between the Advisor and the Trust, on behalf of each Fund; and

At the Second Meeting, Shareholders will be asked to consider the following proposal:

To elect nominees as Trustees of the Trust.

The Board has set the close of business on June 27, 2018 as the record date (the “Record Date”) for the Meetings, and only Shareholders of record on the Record Date, including Shareholders that no longer own shares of a Fund, will be entitled to vote on these proposals at the Meetings. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.” After careful consideration, the Board unanimously recommends that Shareholders vote “FOR” each proposal.

Copies of the Funds’ annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual report. To request a copy of the Proxy Statement or a report, please call (888-280-6942 for proxy materials) or 844-ETFS-BUY (844-383-7289) (for reports), write to the Trust at ETFS Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100 Denver, Colorado 80203, or visit the Funds’ website at https://www.etfsus.com (for reports or proxy materials). You may also call for information on how to obtain directions to be able to attend the Meetings in person.

i

GENERAL OVERVIEW

The Transaction

The Advisor serves as the Funds’ investment adviser and is responsible for each Fund’s overall investment strategy and its implementation.

On April 27, 2018, the Advisor underwent a corporate change in control when Aberdeen Asset Management Inc. (“AAMI”), an indirect wholly-owned subsidiary of Standard Life Aberdeen plc (“Standard Life Aberdeen” and together with AAMI and its affiliates, “Aberdeen”), acquired all of the Advisor’s membership interests and became the Advisor’s parent company (the “Transaction”). Under the Investment Company Act of 1940, as amended (“1940 Act”), the Transaction resulted in the assignment and the automatic termination of (i) the existing investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor (the “Prior Advisory Agreement”) and (ii) the existing sub-advisory agreement between the Advisor and Vident Investment Advisory, LLC (the “Sub-Adviser”) with respect to the Funds (the “Prior Sub-Advisory Agreement”).

In anticipation of the Transaction, at a special in-person meeting of the Board held on April 23, 2018 (the “April Meeting”), the Board, including each of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds, the Advisor or the Sub-Adviser (the “Independent Trustees”), approved (i) an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “Interim Advisory Agreement”); (ii) a new investment advisory agreement between the Trust, on behalf of each Fund, and the Advisor (the “New Advisory Agreement”) that will take effect if, and when, approved by Fund Shareholders; and (iii) a new investment sub-advisory agreement between the Advisor and the Sub-Adviser with respect to the Funds (the “New Sub-Advisory Agreement”). The Transaction has not and is not expected to result in material changes to the day-to-day management and operations of the Funds or any increase in fees. There will be no reduction in the nature or quality of the services provided to the Funds as a result of the Transaction.

The Interim Advisory Agreement became effective upon the closing of the Transaction on April 27, 2018 (the “Closing”). The material terms and compensation payable to the Advisor under the Interim Advisory Agreement are identical to those of the Prior Advisory Agreement and the New Advisory Agreement, except with respect to the effective date, duration and termination provisions, and the payment of advisory fees through an escrow account as discussed in greater detail in the description of the First Proposal.

The material terms and compensation payable to the Advisor under the New Advisory Agreement are the same as those of the Prior Advisory Agreement, except with respect to the effective date.

The New Sub-Advisory Agreement approved by the Board also has identical terms as the Prior Sub-Advisory Agreement with the exception of the effective date. However, you are not being asked to vote on and approve the New Sub-Advisory Agreement because the Funds have previously received exemptive relief from the U.S. Securities and Exchange Commission that permits the Advisor to enter into a new investment sub-advisory agreement, such as the New Sub-Advisory Agreement, without seeking shareholder approval as long as the agreement has been approved by the Board and complies with all other conditions of the exemptive relief. The Advisor relied on this exemptive relief to enter into, and obtain the Board’s approval of, the New Sub-Advisory Agreement.

Under these new agreements, the Advisor provides and will continue to provide investment advisory services to the Funds on the same terms, including for the same fees, currently in effect. The investment objectives and policies of the Funds have not changed to date and are not expected to change as a result of the Transaction. Likewise, the investment advisory personnel for the Funds, including the Funds’ portfolio manager, have not changed to date and are not expected to change in the foreseeable future. The Board and the Advisor do not anticipate any changes to the organization and structure of the Funds. In addition, the Independent Trustees initially appointed to their positions by the initial shareholder of each Fund, Messrs. O’Grady and Thomas, intend to continue serving on the Board along with such additional nominees that may be elected at this Meeting. No changes to the Funds’ existing service providers are proposed, planned or anticipated by the Board and the Advisor at this time.

Subsequent to the Transaction, the Board appointed Bev Hendry as the Trust’s President, effective upon Closing, and John Sievwright as an Independent Trustee of the Trust, effective June 4, 2018. As discussed in more detail in the section “SECOND MEETING: ELECTION OF TRUSTEES”, Messrs. Hendry and Sievwright have been nominated for shareholder approval to be elected as Trustees of the Trust.

About Aberdeen

The Advisor is a directly-owned subsidiary of AAMI, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. AAMI is an indirect wholly-owned subsidiary of Standard Life Aberdeen, located at Standard Life House, 30 Lothian Road, Edinburgh EH1 2DH, which is a Scottish limited company listed on the London Stock Exchange. Standard Life Aberdeen is the parent company of an asset management group managing approximately $885.92 billion in assets as of December 31, 2017 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, including U.S.-registered investment companies. Standard Life Aberdeen together with its affiliates is a global business with offices in 50 cities around the world, servicing clients in 80 countries. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entity.

FIRST MEETING

PROPOSAL: APPROVAL OF NEW ADVISORY AGREEMENT

Background

Prior to the Transaction, the Advisor served as investment adviser to the Funds pursuant to the Prior Advisory Agreement, which was dated December 2, 2014. The Prior Advisory Agreement was approved by the initial shareholder of each Fund on March 31, 2017 and by the Board of each Fund on December 1, 2016.

As required by the 1940 Act, the Prior Advisory Agreement provides for its automatic termination in the event of an assignment. The change in control of the Advisor resulting from the completion of the Transaction caused an “assignment” and, therefore, termination of the Prior Advisory Agreement. The 1940 Act requires a new advisory agreement be approved by the board of trustees and shareholders of a fund for it to become effective.

In anticipation of the Transaction, at the April Meeting, the Board, including the Independent Trustees, approved, among other things, (i) the Interim Advisory Agreement; and (ii) the New Sub-Advisory Agreement. The Advisor does not expect the Transaction to affect the nature or quality of the advisory or sub-advisory services provided to the Funds.

The Interim Advisory Agreement became effective upon the Closing. The material terms and compensation payable to the Advisor under the Interim Advisory Agreement are identical to those of the Prior Advisory Agreement and the New Advisory Agreement, except that (1) the Interim Advisory Agreement terminates upon either shareholder approval of a new advisory agreement for a Fund or the 150th day following the Interim Advisory Agreement’s effective date, whichever occurs first; (2) the Board, or a majority of a Fund’s outstanding voting securities, may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Advisor; and (3) compensation earned by the Advisor under the Interim Advisory Agreement will be paid into an escrow account pending Shareholder approval of a new advisory agreement with the Advisor.

The Proposal

Shareholders of each Fund are being asked to approve the New Advisory Agreement. As described above, the Prior Advisory Agreement automatically terminated with respect to each Fund as a result of the Transaction. Therefore, approval of the New Advisory Agreement is sought so that the operation of the Funds can continue without interruption. If approved by Shareholders, the New Advisory Agreement for the Funds will become effective upon the date of such approval.

Board Approval and Recommendation

On April 23, 2018, the Board of Trustees, including each of the Independent Trustees, approved the New Advisory Agreement for the Funds at the April Meeting and recommended that Shareholders of the Funds approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Prior Advisory Agreement and New Advisory Agreement

The form of the New Advisory Agreement is set forth in Appendix A to this Proxy Statement.

The terms of the New Advisory Agreement are materially the same as the terms of the Prior Advisory Agreement but for the new commencement date. The advisory fee rates under the New Advisory Agreement are the same as the fee rates under the Prior Advisory Agreement. The Advisor has advised the Board of Trustees that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of the Advisor to fulfill its obligations to the Funds. The approval of each New Advisory Agreement by Shareholders of each Fund is not contingent upon approval by any other Fund’s Shareholders.

The following discussion describes both the Prior Advisory Agreement and the New Advisory Agreement. The next several paragraphs briefly summarize some important provisions of the Prior Advisory Agreement and the New Advisory Agreement, but for a more complete understanding of the agreements you should read the form of the New Advisory Agreement contained in Appendix A.

Services Provided by the Advisor. The New Advisory Agreement requires the Advisor to provide general management services to the Funds and to assume overall supervisory responsibility for the general management and investment of the Fund’s assets, subject to the review and approval of the Board of Trustees. The Advisor is responsible for setting the Fund’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Board of Trustees concerning the implementation of the programs.

Fees. Under the New Advisory Agreement, each Fund pays the Advisor an investment advisory fee. As compensation for its advisory services and assumption of each Fund’s expenses, the Advisor is entitled to a management fee, computed daily and payable monthly, at an annual rate of 0.29% (BCI), 0.29% (BCD), and 0.39% (BEF) of average daily net assets of each Fund and the relevant wholly-owned subsidiary organized under the laws of the Cayman Islands through which each Fund invests (each, a “Subsidiary” and, collectively, the “Subsidiaries”). The Advisor has contractually agreed to waive the management fees that it receives from a Fund in an amount equal to the management fee paid to the Advisor by the applicable Subsidiary. This undertaking will continue in effect for so long as the applicable Fund invests in the Subsidiary and may be terminated only with the approval of such Fund’s Board of Trustees.

Pursuant to the New Advisory Agreement, the Advisor pays all the expenses of the Funds, including the cost of Sub-Adviser, transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Funds to operate, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of counsel to the Independent Trustees, (iv) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (v) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vi) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (viii) any fees and expense related to the provision of securities lending services; and (ix) the advisory fee payable to the Advisor hereunder. The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of the Trust and are not paid by the Advisor. The payment or assumption by the Advisor of any expense of the Trust that the Advisor is not required by this Agreement to pay or assume shall not obligate the Advisor to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

The table below shows the actual aggregate advisory fees paid by each Fund, as well as expenses waived or reimbursed by the Advisor, during the fiscal period ended December 31, 2017:

Name of Fund*	Aggregate Amount of Advisory Fees Paid	Reimbursements and Waivers by the Advisor
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Fiscal period ended December 31, 2017	$9,656	$(1,604)
ETFS Bloomberg All Commodity Strategy K-1 Free ETF
Fiscal period ended December 31, 2017	$135,665	$(15,323)
ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF
Fiscal period ended December 31, 2017	$12,171	$(1,938)

*Each Fund commenced operations on March 30, 2017.

Each Fund’s investment advisory fee rate under the New Advisory Agreement is identical to the investment advisory fee rate under the Prior Advisory Agreement.

Term. The New Advisory Agreement provides that it will continue in effect for an initial period beginning on the date of its effectiveness and ending on the second anniversary of that date. After that, it will continue in effect for a Fund from year to year as long as the continuation is approved at least annually (i) by the Fund’s Board of Trustees, including a majority of the Board’s Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Advisory Agreement may be terminated without penalty by vote of the Board of Trustees, including a majority of the Board’s Independent Trustees, or, with respect to a Fund, by vote of a majority of the outstanding voting securities of the Fund, on 10 days’ written notice to the Advisor, or by the Advisor on not less than 30 days’ nor more than 60 days’ written notice to the Trust or a Fund, as applicable, and terminates automatically in the event of its “assignment” as defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of the Advisor. The New Advisory Agreement provides that the Advisor will not be liable to a Fund or its Shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the New Advisory Agreement, or a loss resulting from a breach of fiduciary duty to the Trust, any Fund or its Shareholders.

Differences between the Prior Advisory Agreement and New Advisory Agreement. The New Advisory Agreement is materially the same as the corresponding Prior Advisory Agreement but for the new commencement date.

Interim Advisory Agreement

The terms of the Interim Advisory Agreement are substantially identical to those of the Prior Advisory Agreement and New Advisory Agreement, except for the duration, termination and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing (the “150-day period”) or when Shareholders of a Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Advisor under the Interim Advisory Agreement will be held in an interest-bearing escrow account. If Shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account paid by such Fund under the Interim Advisory Agreement will be paid to the Advisor. If Shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Advisor will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. A Fund may terminate the Interim Advisory Agreement on ten days’ written notice to the Advisor.

Should a Fund’s Shareholders not approve the New Advisory Agreement, the Board will consider what other action is necessary, appropriate and in the best interests of that Fund and its Shareholders under the circumstances.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During the Funds’ most recently completed fiscal year, no Fund made any material payments to the Advisor or any affiliated person of the Advisor for services provided to such Fund except as set forth herein.

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker of an affiliated person of which is an affiliated person of such Fund, the Advisor or the Sub-Adviser.

Information About the Advisor and its Affiliates

ETF Securities Advisors LLC, the Advisor, has been appointed by the Board as investment advisor of each Fund and is the investment adviser of each Subsidiary. The Advisor is responsible for the management and administration of the Trust, the Funds, and the Subsidiaries.

The Advisor is a registered investment advisor with offices located at 712 Fifth Avenue, 49th Floor, New York, New York 10019. The Advisor is a directly-owned subsidiary of AAMI. AAMI is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC, located at 10 Queens Terrace, Aberdeen, AB10 1XL, and an indirect wholly-owned subsidiary of Standard Life Aberdeen, located at Standard Life House, 30 Lothian Road, Edinburgh EH1 2DH. Standard Life Aberdeen is the parent company of an asset management group managing approximately $885.92 billion in assets as of December 31, 2017 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, including U.S.-registered investment companies. The Advisor provides an investment program for each Fund. The Advisor also provides proactive oversight of the Sub-Adviser, daily monitoring of the Sub-Adviser’s buying and selling of securities for each Fund, and regular review of the Sub-Adviser’s performance.

As of April 26, 2018, the Advisor had approximately $2.8 billion of assets under management.

The executive officers of the Advisor are:

Name	Principal Occupation
Adam M. Rezak	Chief Compliance Officer of the Advisor
Steven B. Dunn	Managing Director of the Advisor

The address of each principal executive officer and Trustee of the Advisor is 712 Fifth Avenue, 49th Floor, New York, New York 10019.

The following officers or Trustees of the Funds are also officers, employees, Trustees, general partners or shareholders of the Advisor or its affiliates:

Name	Title with the Fund	Title with the Advisor or its Affiliates
Bev Hendy	President	Chairman-Americas for AAMI
Andrea Melia	Treasurer	Vice President and Head of Fund Operations Traditional Assets – Americas for Aberdeen Asset Management Inc.
Adam M. Rezak	Chief Compliance Officer	Chief Compliance Officer, ETF Securities Advisors LLC

Board Considerations

Summary of Board Considerations in Approving the New Agreement

Pursuant to Section 15(c) of the 1940 Act, a fund’s investment advisory agreement must be approved both by a fund’s board of trustees and by a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (“independent trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees, a majority of which consists of Independent Trustees, met at the April Meeting to evaluate, among other things, the Transaction, including its impact on the Funds, and to determine whether approving the New Advisory Agreement (as well as the Interim Advisory Agreement and New Sub-Advisory Agreement) was in the best interests of Fund Shareholders.

In preparation for the April Meeting, the Trustees requested that the Advisor furnish information necessary to evaluate the terms of the New Advisory Agreement. The Trustees used this information, as well as similar information provided by the Sub-Adviser, to help them decide whether to approve the New Advisory Agreement. Before voting on the New Advisory Agreement and the Interim Advisory Agreement (together, the “Advisory Agreements” and, each an “Advisory Agreement”), the Board reviewed each Advisory Agreement with representatives of the Advisor, as well as counsel to the Trust, and received a memorandum from counsel to the Trust discussing the legal standards for their consideration of each agreement. The Independent Trustees also discussed the Advisory Agreements in an executive session with counsel to the Trust at which no representatives of the Advisor or Aberdeen were present. In their consideration of the approval of the Advisory Agreements, the Board reviewed materials furnished by the Advisor and Aberdeen, and communicated with senior representatives of the Advisor regarding its personnel, operations and financial condition. The Board considered the possible effects of the Transaction on each Fund and its Shareholders. In this regard, the Trustees spoke with representatives of the Advisor and Aberdeen during the April Meeting and in private sessions to discuss the anticipated effects of the Transaction.

During the April Meeting, the representatives of the Advisor indicated their belief, based on discussions with Aberdeen, that the Transaction would not adversely affect (i) the continued operation of the Funds; (ii) the current level of services provided by the professionals who currently manage the Funds; or (iii) the capabilities of the Sub-Adviser to continue to provide the same level of sub-advisory and other services to the Funds.

Approval of the Advisory Agreements

In evaluating whether to approve the Advisory Agreements for each Fund, the Board considered numerous factors, including: (i) the nature, extent, and quality of the services to be provided to each Fund by the Advisor under the Advisory Agreements; (ii) each Fund’s total expense ratio as well as the advisory fees to be paid by each Fund pursuant to the Advisory Agreements relative to the total expense ratios of and the advisory fees charged by a comparable group of funds with similar investment strategies (“peer funds”); (iii) the costs of the services to be provided to each Fund and the anticipated profits to be realized by the Advisor (and its affiliates) from its relationship with each Fund; (iv) the extent to which economies of scale would be realized by Shareholders as each Fund’s assets increase and whether a Fund’s advisory fees enable its investors to share in the benefits of economies of scale, if any; (v) the investment performance of each Fund relative to that of its benchmark index as well as the performance of its peer funds; and (vi) any additional benefits (such as soft dollars, if any) received by the Advisor and its affiliates; (vii) the Advisor’s compliance program; and (viii) any other considerations deemed relevant by the Board. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Advisory Agreements, and individual Trustees may have given different weight to various factors.

The discussion immediately below outlines in greater detail the materials and information presented to the Board in connection with its consideration and approval of the Advisory Agreements, and the conclusions made by the Board at the April Meeting when determining to approve the Advisory Agreements.

Nature, Extent, and Quality of Services. In examining the nature, extent and quality of the investment advisory services provided by the Advisor, the Trustees considered the qualifications, experience and capability of the Advisor’s management and other personnel and the extent of care and conscientiousness with which the Advisor performs its duties. The Board reviewed information describing the Advisor’s reputation within the industry, business operations, financial condition, personnel, brokerage and other trading practices, historical performance, and relevant compliance policies and procedures. The Board also considered, among other matters, the process by which the Advisor performs oversight of each Fund, including ongoing due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser. In particular, the Board noted the Advisor’s responsibilities under each Advisory Agreement and recognized the significant time and effort spent by the Advisor in structuring the Trust and the Funds, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”), arranging service providers, exploring various sales channels, and assessing the appeal for each Fund’s investment strategy. The Board also recognized the Advisor’s continued commitment to each Fund. The Board also considered the investment management process used by the Sub-Adviser in managing each Fund’s assets, including the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of each Fund and compliance with each Fund’s investment policies and restrictions.

The Board also considered assurances received from the Advisor and Aberdeen that the manner in which each Fund’s assets are managed will not change as a result of the Transaction, that the same people who currently manage the Funds’ assets are expected to continue to do so after the Closing, and that the Advisor and Aberdeen will seek to ensure that there is no diminution in the nature, quality and extent of the services provided to the Funds by the Advisor and the Sub-Adviser. Based on the totality of the information considered, the Board concluded that each Fund has already, and was likely to continue to benefit from the nature, extent and quality of the Advisor’ and the Sub-Adviser’s services, and that the Advisor and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment Performance of each Fund. The Board reviewed reports comparing each Fund’s investment performance over time to the performance of the Fund’s benchmark index as well as other funds in its peer group. Representatives from the Advisor provided information regarding, and led discussions of factors impacting, the performance of each Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Board determined that each Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Board was satisfied by the reasons for the underperformance and/or the steps taken by the Advisor in an effort to improve the Fund’s performance. The Trustees also considered that each Fund’s investment objective will not change as a result of the Transaction, and the investment advisory personnel for the Funds and the Sub-Adviser are not expected to change. Based on the totality of the information considered, the Board concluded that it was satisfied with the investment results that the Advisor had been able to achieve for the Funds.

Fees and Expenses. The Board considered each Fund’s advisory fees payable under the Advisory Agreements in relation to the estimated costs of the advisory and related services provided by the Advisor. The Board noted that each Fund’s fee structure is a “unitary fee” structure under which each Fund pays a single advisory fee out of which all of the Fund’s expenses, except for certain excluded expenses, are paid. The Board reviewed each Fund’s advisory fee and total expense ratio and compared them to the advisory fees and expense ratios of its peer funds. The Board noted that the total expense ratio of both BCI and BCD was significantly lower than the total expense ratio of all but one of its eleven peer funds, five of which have over $1 billion in assets. Likewise, the Board noted that BEF’s total expense ratio is significantly lower than the total expense ratio of all ten of its peer funds, half of which have over $500 million in assets. The Board also considered the Advisor’s representation that it would continue to monitor the Funds’ expense ratios as compared to those of their peer groups and seek to ensure that the Funds remain competitive. Based on the totality of the information considered, the Board concluded, with respect to each Fund, that the advisory fees appeared reasonable in light of the services rendered.

Costs and Profitability. The Board then considered the profits realized by the Advisor in connection with providing services to the Funds. The Board reviewed profit and loss information provided by the Advisor with respect to each of the Funds. In particular, the Board noted the Advisor’s representation of its long-term commitment to the success of the Funds and the unitary fee structure under which the Advisor bears the risk that the Funds’ expenses may increase. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage the Funds and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses the Advisor pays in accordance with the Advisory Agreements. The Board also considered how the Advisor’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Board also noted that it was too early to predict how the Transaction may affect future profitability, but considered that the current contractual advisory fee rates would remain unchanged under the Advisory Agreements. Based on the totality of the information considered, the Board concluded that the Advisor’s profitability with respect to the Funds appeared reasonable in light of the services the Advisor rendered to the Funds.

Economies of Scale. The Board next considered the absence of breakpoints in the advisory fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in each Fund’s asset levels. The Board noted that it was too early to predict how the Transaction may affect Fund asset levels or predict when economies of scale might be realized for the Advisor and the Funds, each of which launched in 2017. Thus, based on the totality of the information considered, the Board determined that it would monitor potential economies of scale, as well as the appropriateness of introducing breakpoints, as assets managed by each Fund grow larger.

Indirect Benefits. The Board then considered the extent to which the Advisor derives any ancillary or indirect benefits that could accrue to the Advisor from the Funds’ operations as a result of the Advisor’s relationship with each Fund. The Board discussed the potential benefits to the Advisor resulting from its ability to use the Funds’ assets to engage in soft dollar transactions. The Board also considered whether any Advisor affiliates might benefit from the Funds’ operations. The Board also reviewed the degree to which the Advisor or its affiliates may receive compensation from the Funds based upon a Fund’s investment in other funds affiliated with the Advisor. Based on the totality of the information considered, the Board concluded that any benefits accruing to the Advisor by virtue of its relationships with the Funds appeared to be reasonable.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including the Independent Trustees, with the assistance of Fund counsel, unanimously concluded that the terms of the Advisory Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Advisory Agreements and recommend the approval of the New Advisory Agreement to the Funds’ Shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE PROPOSAL.

SECOND MEETING

PROPOSAL: ELECTION OF TRUSTEES OF THE TRUST

Background

The purpose of this proposal is to elect two (2) Trustees to the Board of Trustees for the Trust. Effective April 27, 2018, Graham Tuckwell resigned as Trustee of the Trust. It is intended that the persons named as proxies will vote in favor of the election of two (2) nominees listed below, unless such authority has been withheld. Should a nominee be elected, the nominee’s term of office will be until his death, resignation, retirement or removal. If a nominee should be unavailable for election at the time of the Second Meeting (which is not presently anticipated), the persons named as proxies will vote for such other persons as the Board may recommend. The required vote is discussed below in “Other Information—Required Vote.” None of the nominees are related to each other. John Sievwright, the nominee listed under “Nominee for Independent Trustee,” is not an “interested person” as defined in the 1940 Act, of the Trust. Bev Hendry, the nominee listed under “Nominee for Interested Trustee,” is an “interested person” as defined in the 1940 Act, of the Trust.

Shareholders are being asked to elect two Trustees nominated by the Board because federal law requires that at least two-thirds of the Trust’s Trustees be elected by the Shareholders. Having all Trustees elected or re-elected by the Shareholders at this time facilitates the appointment of future Trustees by the Board should it become necessary, as long as two-thirds of the resulting Board were elected by Shareholders. If the nominees are not elected by Shareholders, each of the current Trustees will continue to serve until the earlier of his death, resignation, retirement or removal.

Information about the Nominees

Set forth below are the names of the nominees together with certain information about them. The address of each nominee is c/o Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019.

Nominee for Independent Trustee:

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
John Sievwright	Trustee since June 2018	Senior Independent Director and Chairman of the Audit Committee and the Risk Committee of NEX Group plc (since 2017) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014) (transport).	9	Director of NEX Group plc, Director of Aberdeen Income Credit Strategies Fund

Nominee for Interested Trustee:

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Bev Hendry†	Nominee

Currently, Chairman-Americas for AAMI. He previously held the positions of Chief Executive Officer from 2016 to 2018 and Co-Head of Americas and Chief Financial Officer for AAMI until 2016. Mr. Hendry has thirty years of experience in the asset management industry having joined Aberdeen at its headquarters in Scotland in 1987 where he set up Aberdeen's mutual fund business. Mr. Hendry moved to the United States in 1995 to establish Aberdeen's business in the Americas based out of Fort Lauderdale where the firm's initial focus was Latin America. From 2008 to July 2014 Mr. Hendry worked with Hansberger Global Investors in Fort Lauderdale, Florida, as Chief Operating Officer. Mr. Hendry graduated with an MA in Economics from the University of Aberdeen. He is a member of the Institute of Chartered Accountants of Scotland (ICAS) and began his career with Deloitte.

			5	Aberdeen Asset Management Inc. 2014-present (investment adviser)

*Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed and until the election and qualification of his or her successor.

**The Fund Complex consists of the Trust (which contains five portfolios), Aberdeen Investment Funds (which contains four portfolios), Aberdeen Funds (which contains 25 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund and Aberdeen Total Dynamic Dividend Fund.

***Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

†Mr. Hendry is considered to be an “interested person” of the Funds as defined in the 1940 Act because of his affiliation with the Advisor.

Relevant Business and Mutual Fund Experience of the Nominees for Trustee

Interested Trustee

Bev Hendry: Mr. Hendry is an experienced business executive who has served in business and finance since 1987. He has been Chairman-Americas for AAMI since 2018. He previously held the position of Chief Executive Officer of Americas from 2016 to 2018 and Co-Head of Americas and Chief Financial Officer for AAMI until 2016. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. From 2008 to July 2014, Mr. Hendry worked with Hansberger Global Investors in Fort Lauderdale, Florida, as Chief Operating Officer. Mr. Hendry has over 30 years of experience in the investment management industry.

Independent Trustee

John Sievwright: Mr. Sievwright was a Senior Vice President and Chief Operating Officer of International for Merrill Lynch & Co. until 2008. A chartered accountant, Mr. Sievwright has held various senior management positions in banking in London, New York, Dublin and Japan. He is a Senior Independent Director and Chairman of the Audit Committee and the Risk Committee of NEX Group plc. Mr. Sievwright has served as a Non-Executive Director of ICAP PLC and a Non-Executive Director of FirstGroup plc.

Board Leadership Structure and Risk Oversight

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Advisor presents the Board with information concerning the investment objective, strategies and risks of the Fund. Additionally, a Fund’s Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Funds’ operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Funds and their service providers, including the Trust’s CCO and the Funds’ independent registered public accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Advisor and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Advisor and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

There are three members of the Board, each of whom is not an interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Stephen O’Grady, an Independent Trustee, serves as Chairperson of the Board. The Board is comprised exclusively (100%) of Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute 100% of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management. The Board met four (4) times during the fiscal period ended December 31, 2017. Each current Trustee, besides Mr. Sievwright who joined the Board on June 4, 2018, attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which he was a member during the last fiscal year.

The Board of Trustees has two standing committees: the Audit Committee and Nominating Committee. The Audit Committee and Nominating Committee are chaired by an Independent Trustee and composed of Independent Trustees.

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust who are not nominees, as well as information about each officer. The business address of each Trustee and officer is ETFS Trust, c/o Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Independent Trustees Who are not Nominees

Stephen O’Grady* (1946)	Trustee, 2014 – present; Chairperson, April 2018 – present	GFI Group Inc. (GFIG) Financial Brokerage, Head of ETF Unit, February 2011-January 2012; Kellogg Capital, Partner, January 2011-April 2014	5	Trustee, Greenhaven Continuous Commodity ETF (GCC), January 2013-December 2015; Trustee, Virtus ETFs (formerly Infracap Master Limited Partnership ETF), October 2014-present.

William M. Thomas** (1962)	Trustee, 2014 – present	Wedgewood Partners, President, August 2015 to present; ActiveETF Partners, Managing Partner, December 2012-August 2015	5	President and Interested Trustee, Grail Advisors ETF Trust, 2009-2011; Chairman, Squirrel Island, Maine, Squirrel Island Board of Overseers, 2009-2015.

Name and Year of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers of the Trust

Bev Hendry*** (1953)	President	Since 2018	See the description of Bev Hendry’s experience above under “Information About the Nominees.”

Alan Goodson*** (1974)	Vice President	Since 2018

Currently, Head of Product — Americas, for Aberdeen Asset Management Inc. overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Andrea Melia*** (1969)	Treasurer	Since 2018

Currently, Vice President and Head of Fund Operations Traditional Assets — Americas for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen. Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Adam M. Rezak*** (1969)	Chief Compliance Officer	Since 2014

Currently, Chief Compliance Officer of ETF Securities Advisors LLC, since July 2014. Prior to joining ETF Securities Advisors LLC, Mr. Rezak was Chief Compliance Officer of Guggenheim Partners from October 2007 to December 2013.

Megan Kennedy*** (1974)	Secretary	Since 2018

Currently, Head of Product Management for Aberdeen Asset Management Inc., overseeing Product Management for Aberdeen’s registered investment companies in the US and Canada. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

JoAnn Carter*** (1964)	Assistant Secretary	Since 2017	Currently, Assistant Vice President of JPMorgan Chase Bank, N.A., since August 2013. Prior to joining JPMorgan Chase Bank, Ms. Carter was a Senior Associate at BNY Mellon from 2011 to 2013.

*Chair of the Audit Committee.

**Chair of the Nominating Committee.

****Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****Elected by Shareholders and serves at the pleasure of the Board.

+ As of April 30, 2018.

Board Committees

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by each Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing each Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with each Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and other audit related matters. All of the Independent Trustees currently serve as members of the Audit Committee. The Audit Committee also acts as the Trust’s qualified legal compliance committee. The Audit Committee met two (2) times during the fiscal period ended December 31, 2017.

Nominating Committee. The Board has a standing Nominating Committee that is composed of each Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board, which is included as Appendix B. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee will consider candidate recommendations from any source it deems appropriate, including the Board, Shareholders, the Advisor, or Fund counsel. The Secretary of the Trust shall submit all nominations to the Nominating Committee. The Nominating Committee shall assess Shareholder nominees in the same manner it reviews its own nominations. Candidates for Shareholder nominees must be received by the Nominating Committee, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, a reasonable time before the proxy statement for the meeting is mailed. All of the Independent Trustees currently serve as members of the Nominating Committee. The Nominating Committee did not meet during the fiscal period ended December 31, 2017.

Additional Information about the Board

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Fund’s Shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. O’Grady should serve as Trustee of the Funds because of the experience he has gained as a Partner in charge of the ETF Market Making unit of a prominent financial services firm, and his extensive knowledge of and experience in the financial services industry generally.

The Trust has concluded that Mr. Thomas should serve as Trustee of the Funds because of the experience he has gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry generally, and his service as chairman for another ETF family.

The Trust has concluded that Mr. Sievwright should serve as Trustee of the Funds because of the experience he has gained as a non-executive director of a financial technology company at the center of global markets and electronic trading as well as his significant banking and accounting experience.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s and nominee’s “beneficial ownership” of shares of the Funds and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Nominee for Interested Trustee
Bev Hendry[3]	None	None
Nominee for Independent Trustee
John Sievwright[3]	None	None
Independent Trustees
Stephen O’Grady	None	None
William M. Thomas	None	None

1Values based on Trustees’ ownership as of date of this proxy statement.

2The Family of Investment Companies consists of the Trust.

3The Trustee nominees did not serve as Trustees of the Trust during the fiscal year ended December 31, 2017.

Board Compensation. In December 2017, the Adviser agreed to pay the compensation for the Independent Trustees of the Trust. Therefore, the Independent Trustees will not be paid from the Trust for the fiscal period ended December 31, 2018. The Trust paid the following fees to the Trustees during the fiscal period from the Funds’ commencement of operations on March 30, 2017 through December 31, 2017.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex[1]
	Interested Trustees
Graham Tuckwell[2]	None	None	None	None
Bev Hendry[3]	None	None	None	None
	Independent Trustees
Stephen O’Grady	$18,003	None	None	$18,003
William M. Thomas	$18,003	None	None	$18,003
John Sievwright[3]	None	None	None	None

1 The Fund Complex consists of the Trust (which contains five portfolios), Aberdeen Investment Funds (which contains four portfolios), Aberdeen Funds (which contains 25 portfolios), Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Premier Properties Fund, Aberdeen Global Dynamic Dividend Fund and Aberdeen Total Dynamic Dividend Fund

2 Graham Tuckwell resigned as Trustee on April 27, 2018 upon the acquisition of the Advisor by AAMI.

3The Trustee nominees did not serve as Trustees of the Trust during the fiscal year ended December 31, 2017.

Independent Registered Public Accounting Firm

At a regular meeting of the Board on December 5, 2017, the Board selected and approved Cohen & Company, Ltd. (“Cohen”) to serve as the Trust’s Independent Auditors for the fiscal year ending December 31, 2018. If requested by any Shareholder by two (2) business days before the Meetings, a representative of Cohen will be present by telephone at the Meetings to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so. Cohen is located at 1350 Euclid Ave, Cleveland, OH 44115.

The following tables set forth the aggregate fees billed for professional services rendered to the Trust, with respect to the Funds, by Cohen for the fiscal year ended December 31, 2017 and the aggregate fees billed for professional services by KPMG LLP, the Trust’s former auditor (“KPMG”), for fiscal year ended December 31, 2016, which were rendered on behalf of multiple series of the Trust that pre-dated the inception of the Funds (the “Prior Funds”).

2017
Audit Fees(a) – Cohen	$110,400
Audit Related Fees(b) – Cohen	$0
Tax Fees(c) – Cohen	$38,400
All Other Fees(d) – Cohen	$0
Total:	$148,000

2016
Audit Fees(a) – KPMG	$90,000
Audit Related Fees(b) – KPMG	$0
Tax Fees(c) – KPMG	$28,000
All Other Fees(d) – KPMG	$0
Total:	$118,000

(a)Audit Fees refer to the professional services rendered by Cohen and KPMG (together, the “Independent Auditors”) for the audit of the Trust’s annual financial statements or services that are normally provided by such Independent Auditor in connection with such statutory and regulatory filings or engagements.

(b)Audit Related Fees refer to assurance and related services rendered by the Independent Auditors that were reasonably related to the performance of the audit of the Trust’s financial statements but not reported as Audit Fees in paragraph (a).

(c)Tax Fees refer to fees billed to the Trust for professional services rendered by the Independent Auditors for tax compliance, tax advice, and tax planning.

(d)All Other Fees refer to any fees billed to the Trust for professional services rendered by the Independent Auditors other than the services reported in paragraphs (a) through (c) of this Item.

In accordance with the Trust’s Audit Committee Charter, the Audit Committee is responsible for pre-approving any engagement of Cohen to provide audit and non-audit services to the Trust. The Audit Committee is also responsible for pre-approving non-audit services provided by Cohen to the Advisor or any affiliate of the Advisor that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. All of the services described in the tables above were pre-approved by the Trust’s Audit Committee.

The Audit Committee will periodically consider whether Cohen’s receipt of non-audit fees, if any, from the Advisor, and all entities controlling, controlled by, or under common control with the Advisor that provide services to the Funds, is compatible with maintaining the independence of Cohen. The aggregate fees billed by Cohen for non-audit services rendered to the Funds, the Advisor, and any entities controlling, controlled by, or under common control with the Advisor that provide ongoing services to the Funds for the fiscal year ended December 31, 2017 were $0. The aggregate fees billed by KPMG for non-audit services rendered to the Prior Funds, the Advisor, and any entities controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Prior Funds for the fiscal year ended December 31, 2016 were $0.

In March 2017, KPMG had declined to stand for reappointment as the independent registered public accounting firm to the Trust and the Board approved the engagement of Cohen as the new independent registered public accounting firm for the Funds’ fiscal year ending December 31, 2017. The Audit Committee of the Trust had previously approved Cohen at a meeting held on March 23, 2017, subject to the vote of the Board.

KPMG’s report on the Prior Funds’ financial statements for the fiscal year ended December 31, 2016 did not contain adverse opinions or disclaimers of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles; except, however, the report for the fiscal year ended 2016 was modified to discuss the liquidation of the Prior Funds. Further, during the fiscal year ended December 31, 2016 and the subsequent interim period preceding KPMG’s resignation, there were no disagreements between the Trust and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in its reports on the Prior Funds’ financial statements. In addition, there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the Trust’s fiscal year ended December 31, 2016 and the subsequent interim period preceding KPMG’s resignation, neither the Trust nor anyone on its behalf consulted Cohen concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements or (ii) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Legal Requirements for the Independence of the Board

Section 15(f) of the 1940 Act provides that an investment adviser, (such as the Advisor,) to a registered investment company, (such as the Trust), and the affiliates of such adviser may receive an amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the Board of the investment company cannot be “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no “unfair burden” (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. An “unfair burden” on a fund includes any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor investment adviser, or any interested person of such investment adviser or predecessor or successor investment adviser, receives or is entitled to receive any compensation, either directly or indirectly, of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a fund, other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation from a fund or its security holders for anything other than bona fide investment advisory or other services. As purchaser, Aberdeen has agreed to use its reasonable best efforts to assure compliance with the conditions of Section 15(f) as it applies to the Funds and the Transaction. The Board intends to maintain a Board structure that will satisfy the first condition of Section 15(f) and to operate the Funds in a manner that will satisfy the no “unfair burden” condition of Section 15(f) of the 1940 Act, for not less than the time periods required under Section 15(f).

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH NOMINEE LISTED UNDER PROPOSAL 2.

GENERAL INFORMATION

Other Information

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Advisor, Standard Life Aberdeen or its subsidiaries, or the Sub-Adviser or its parent or subsidiaries.

As of June 27, 2018, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, the Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

The officers of the Trust are officers and employees of the Advisor and/or its affiliates and may own interests in Standard Life Aberdeen.

Other Service Providers

ALPS Distributors, Inc. serves as the distributor of Creation Units for the Funds on an agency basis but does not maintain a secondary market in Fund shares. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as administrator, custodian and transfer agent for the Funds. JPMorgan’s principal address is 383 Madison Avenue, New York, New York 10179.

Payment of Solicitation Expenses

The Advisor and/or its affiliates, along with the previous owner of the Advisor, will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The Advisor or its affiliates has engaged the Proxy Solicitor, a professional proxy solicitation firm, to assist in the solicitation of proxies for each Fund, at an estimated cost of $113,049, plus any out-of-pocket expenses. Among other things, Proxy Solicitor will be: (i) required to maintain the confidentiality of all Shareholder information; (ii) prohibited from selling or otherwise disclosing Shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws. The Advisor and/or its affiliates will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to Shareholders.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Shareholder, unless each Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact each Fund at c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by telephone at 888-280-6942.

Other Business

The Trustees do not intend to bring any matters before each Meeting other than the respective proposals described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meetings by others. Because matters not known at the time of the solicitation may come before the Meetings, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meetings, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to each Fund’s Board, to committees of the Board, or to specified individual Trustees in care of the Secretary of each Fund, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. All Shareholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a Shareholder communication should not be so forwarded if it does not reasonably relate to each Fund or its operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in each Fund or is purely ministerial in nature.

Submission of Certain Shareholder Proposals

The Funds are not required to hold annual Shareholder meetings. Because the Funds do not hold regular meetings of Shareholders, the anticipated date of the next Shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of Shareholders, a Shareholder proposal must be received by the Trust, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Important Notice Regarding the Availability of Proxy Materials for the Meetings to Be Held on August 27, 2018

The Proxy Statement is available on the internet at: https://www.etfsus.com.

Reports to Shareholders and Financial Statements

Each Fund’s annual report to Shareholders, including its financial statements, has previously been sent to Shareholders. Upon request, each Fund’s most recent annual report can be obtained at no cost, and is available upon request, without charge, by writing to each Fund, ETFS Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by calling each Fund at 888-280-6942, on the internet at https://www.etfsus.com.

To avoid sending duplicate copies of materials to households, each Fund mails only one copy of each report to Shareholders having the same last name and address on each Fund’s records, unless each Fund has received contrary instructions from Shareholders. If you want to receive multiple copies of these materials or request householding in the future, you may contact each Fund, ETFS Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 or by telephone at 844-ETFS-BUY (844-383-7289). Individual copies of any shareholder reports will be sent to you within thirty (30) days after each Fund receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of each Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meetings. Each share or fractional share is entitled to one vote or fraction thereof. As of the close of business on the Record Date, the following number of shares of beneficial interest were outstanding.

ETFS Bloomberg All Commodity Strategy K-1 Free ETF	7,900,001
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	150,001
ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	150,001

Information regarding the principal holders and control persons of the Funds is provided in Annex A.

Each proxy solicited by the Board of Trustees that is properly executed and returned in time to be voted at the Meetings will be voted at the Meetings in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meetings and voting in person (merely attending the Meetings, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by each Fund prior to the Meetings and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meetings in the same manner that proxies voted by mail may be revoked.

For each proposal, each Fund understands that NYSE Arca, Inc. (“NYSE Arca”) has taken the position that broker-dealers that are members of the NYSE Arca and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract and other material matters. Therefore, NYSE Arca broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name” (i.e., in the name of your broker dealer); (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. With respect to the First Proposal, which requires the affirmative vote of a majority of the Fund’s outstanding shares, the effect of abstentions and broker non-votes is the same as a vote against such proposal. With respect to the Second Proposal, which requires the affirmative vote of a plurality of the Fund’s outstanding shares, abstentions and broker non-votes have no effect on the outcome of such proposal.

Required Vote

The presence in person or by proxy of one-third of each Fund’s shares that are entitled to vote constitutes a quorum.

Approval of the New Advisory Agreement (the First Proposal) requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund when a quorum is present, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of each Fund present at the First Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Approval of each nominee (the Second Proposal) requires, when a quorum is present, the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Second Meeting and entitled to vote for the election of the Trustees. A plurality vote means that the person receiving the highest number of votes will be elected, regardless of whether that person receives a majority of the votes cast. Therefore, the nominee will be elected as Trustee if he receives more “FOR” votes than any other nominee (even if the nominee receives less than a majority of the votes cast), provided a quorum is present. Under a plurality vote, the majority of Fund Shareholders could withhold approval of the nominee’s election, but if quorum is present, the nominee could be elected with a single “FOR” vote, so long as no other nominee receives any “FOR” votes.

Attending the Meetings

If you wish to attend the Meetings and vote in person, you will be able to do so. If you intend to attend the Meetings in person and you are a Shareholder of record of each Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meetings in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of each Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meetings unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meetings. You may contact each Fund at 888-280-6942 to obtain directions to the site of the Meetings.

Quorum; Adjournment

The presence in person or by proxy of one-third of a Fund’s shares that are entitled to vote constitutes a quorum for the transaction of business by Shareholders of that Fund at the Meetings. In the event a quorum is present at the Meetings, but sufficient votes to approve a proposal have not been received, the holders of a majority of the Shares voted in person or by proxy at the Meetings may adjourn the Meetings to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meetings, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Proxy Solicitor at 888-280-6942 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 11:00 p.m. Eastern time and Saturday, 12:00 p.m. Eastern time to 6:00 p.m. Eastern time.

Annex A

Control Persons and Principal Holders of Securities. A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to Shareholders of that Fund. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of June 27, 2018, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of each Fund is set forth in the table below.

To the knowledge of the Trust’s management, as of June 27, 2018, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares.

Fund Name	Participant Name and Address	Percentage of Ownership
ETFS Bloomberg All Commodity Strategy K-1 Free ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016	33.84%
ETFS Bloomberg All Commodity Strategy K-1 Free ETF	TD AMERITRADE CLEARING, INC. 200 S 108TH AVE. OMAHA, NE 68154	29.68%
ETFS Bloomberg All Commodity Strategy K-1 Free ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310	15.03%
ETFS Bloomberg All Commodity Strategy K-1 Free ETF	VANGUARD MARKETING CORPORATION 14321 N. NORTHSIGHT BOULEVARD SCOTTSDALE, AZ 85260	5.91%
ETFS Bloomberg All Commodity Strategy K-1 Free ETF	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	5.46%
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX, AZ 85016	24.73%
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310	21.97%
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	TD AMERITRADE CLEARING, INC. 200 S 108TH AVE. OMAHA, NE 68154	10.74%
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	10.63%
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	LPL FINANCIAL CORPORATION 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 92121	8.93%
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED 4804 DEAR LAKE DR E JACKSONVILLE, FL 32246	7.88%
ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	BROWN BROTHERS HARRIMAN & CO 525 WASHINGTON BLVD. JERSEY CITY, NJ 07310	66.67%
ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	TD PRIME SERVICES LLC 45 BROADWAY 24TH FLOOR NEW YORK, NY 10006	15.20%
ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	VIRTU FINANCIAL BD LLC 300 VESEY STREET NEW YORK, NY 10282	5.34%

APPENDIX A: FORM OF NEW ADVISORY AGREEMENT

FORM OF
INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“Agreement”) made as of this [   ] day of [       ], 2018, between ETF Securities Advisors LLC (the “Adviser”) and ETFS Trust, a statutory trust organized under the laws of the State of Delaware (the “Trust”).

WHEREAS, the Adviser is principally engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in the business of an investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers or intends to offer shares representing interests in the series listed on Schedule A attached hereto (each an “Initial Fund”); and

WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each Initial Fund; and

WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an “Additional Fund” and collectively, the “Additional Funds”); and

WHEREAS, the Trust may desire to appoint the Adviser as the investment adviser with respect to one or more of the “Additional Funds” (each such Additional Fund and Initial Fund being referred to herein individually as a “Fund” and collectively as the “Funds”); and

WHEREAS, the Adviser is willing to provide investment management services to the Funds on the terms and conditions hereinafter set forth;

NOW THEREFORE, the parties hereto hereby agree as follows:

1.Appointment of the Adviser

The Trust hereby appoints the Adviser to act as investment adviser for each Initial Fund for the period and on terms set forth herein. The Adviser accepts such appointment and agrees to render such services for the compensation set forth herein. In the event that the Trust desires to retain the Adviser to render investment advisory services hereunder with respect to an Additional Fund, and the Adviser is willing to render such services, Schedule A shall be amended in accordance with Section 10(b) whereupon such Additional Fund shall become a Fund hereunder. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided for or authorized, in this Agreement or another writing by the Trust and the Adviser, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2.Duties of the Adviser

(a)The Trust acknowledges and agrees that it is contemplated that the Adviser will manage the investment operations and composition of each Fund of the Trust and render investment advice for each Fund. The Adviser may, at its own expense, select and contract with one or more investment sub-advisers to manage the investment operations and composition of each Fund of the Trust and render investment advice for each Fund. The services provided by the Adviser or any such sub-adviser shall include: (i) furnishing continuously an investment program for each Fund; (ii) managing the investment and reinvestment of Fund assets; (iii) determining which investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested; (iv) making changes on behalf of the Trust in the investments for each Fund; (v) providing the Trust with records concerning the activities that the Trust is required to maintain; and (vi) rendering reports to the Trust’s officers and Board of Trustees concerning the Adviser’s discharge of the foregoing responsibilities. In addition, the Adviser will arrange for other necessary services, including custodial, transfer agency and administration. The Adviser shall furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund. The Adviser may enter into arrangements with its ultimate parent or other persons affiliated or unaffiliated with the Adviser for the provision of certain personnel and facilities to the Adviser to enable the Adviser to fulfill its duties and obligations under this Agreement.

(b)The Adviser shall discharge the foregoing responsibilities subject to the supervision and control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, each Fund’s investment objective and policies as set forth in the then current prospectus and statement of additional information for such Fund contained in the Trust’s Registration Statement on Form N-1A, as amended or supplemented from time to time, the Trust’s compliance manual, as in effect from time to time, and applicable laws and regulations.

3.Certain Records and Reports

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the 1940 Act that are prepared or maintained by the Adviser (or any investment sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust at its request (the “Records”). The Adviser agrees to preserve the Records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

4.Advisory Fees/Allocation of Expenses

(a)For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser a fee at the rate set forth on Schedule A attached hereto. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 10(b) hereunder. All fees payable hereunder shall be accrued daily and paid as soon as practical after the last day of each month.

In any case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

(b)The Adviser agrees to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of counsel to the Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates (the “Independent Trustees”); (iv) compensation and expenses of the Trust’s chief compliance officer; (v) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vi) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (viii) any fees and expense related to the provision of securities lending services; and (ix) the advisory fee payable to the Adviser hereunder. The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of the Trust and are not paid by the Adviser. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

5.Limitation of Liability Under the Declaration of Trust

The Declaration of Trust establishing the Trust provides that no Trustee, shareholder, officer, employee or agent of the Trust shall be subject to any personal liability in connection with Trust property or the affairs of the Trust and that all persons should shall look solely to the Trust property or to the property of one or more specific Funds for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

6.Regulation

The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.Provision of Certain Information by the Adviser

The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:

(a)the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(b)the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

(c)the chief executive officer or parent company of the Adviser or the portfolio manager of any Fund changes.

8.Limitation of Liability of the Adviser

Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder, the reckless disregard of its duties or obligations hereunder, or breach of its fiduciary duty to the Trust, any Fund or its shareholders.

9.Force Majeure

Notwithstanding any other provision of this Agreement, the Adviser shall not be liable for any loss suffered by the Trust or its shareholders caused directly or indirectly by circumstances beyond the Adviser’s reasonable control including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, labor difficulties, fires, earthquakes, floods or other catastrophes, acts of God, wars, riots or failures of communication or power supply. In the event of equipment breakdowns beyond its reasonable control, the Adviser shall take reasonable steps to minimize service interruptions, but shall have no liability with respect thereto.

10.Duration, Termination and Amendment

(a)Duration. This Agreement shall become effective with respect to each Initial Fund on the date hereof and, with respect to any Additional Fund, on the date Schedule A is amended to reflect such Additional Fund in accordance with paragraph (b) below. Unless terminated in accordance with this Section 10, the Agreement shall remain in full force and effect for two years from the date hereof with respect to each Initial Fund and, with respect to each Additional Fund, for two years from the date on which such Fund becomes a Fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to such Fund is specifically approved at least annually (i) by either the Board of Trustees of the Trust or by vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund, and (ii) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)Amendment. Any amendment to this Agreement that is material shall become effective with respect to a Fund only upon approval of the Adviser, the Board of Trustees of the Trust, including a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

(c)Approval, Amendment or Termination by a Fund. Any approval, amendment or termination of this Agreement with respect to a Fund will not require the approval of a majority of the outstanding voting securities of any other Fund or the approval of a majority of the outstanding voting securities of the Trust, unless such approval is required by applicable law.

(d)Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

(e)Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board of Trustees of the Trust, including a majority of the Independent Trustees of the Trust, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on not less than 30 days’ nor more than 60 days’ prior written notice to the other party; provided, that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange.

11.Services Not Exclusive

The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others (including other investment companies and to engage in other activities) so long as its services hereunder are not impaired thereby.

12.Use of the Name ETFS

The Adviser has consented to the use by the Trust of the name “ETFS” in the name of the Trust and each Fund. Such consent is conditioned upon the employment of the Adviser or an affiliate as the investment adviser to the Fund. The name “ETFS” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates and/or any entity managed by the Adviser or its affiliates. The Adviser may require the Trust and the Funds to cease using “ETFS” in the name of the Trust and the Funds if the Funds cease to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of a Fund.

13.Custody

Nothing in this Agreement will require the Adviser to take or receive physical possession of cash, securities, or other investments of any Fund.

14.Miscellaneous

(a)Notice. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or the Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

(b)Severability. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

(c)Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware (without giving effect to its conflict of law principles) and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

(d)Execution By Counterpart. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

(e)Survival After Termination. The rights and obligations set forth in Sections 3, 5 and 8 shall survive the termination of this Agreement.

(f)Permissible Interests. Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, agents, shareholders or otherwise; directors, partners, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise.

(g)Entire Agreement. This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first set forth above.

ETFS TRUST		ETF SECURITIES ADVISORS LLC
By Aberdeen Asset Management Inc., its sole member

By:		By:
	Name: Alan Goodson	Name: Alan Goodson
	Title: Vice President	Title: Director

Schedule A

To the Investment Advisory Agreement
Between ETFS Trust and
ETF Securities Advisors LLC

Name of Series:	Fee %:
ETFS Bloomberg All Commodity Strategy K-1 Free ETF	0.29%
ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0.29%
ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	0.39%

B-1

APPENDIX B: NOMINATING COMMITTEE CHARTER

ETFS TRUST

Nominating Committee Charter

I.THE COMMITTEE

The Nominating Committee (the “Committee”) of the ETFS Trust (the “Trust” shall be composed of at least two members, each of whom is a Trustee who is not an “interested person” of the Trust (“Independent Trustee”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board shall appoint the members of the Committee and shall designate one member of the Committee to act as chairman of the Committee. All members of the Committee shall serve for the term provided in the Bylaws. The role of the Committee shall be to assist the Board of Trustees of the Trust (the “Board”) in identifying and nominating individuals to serve as Independent Trustees of the Trust.

II.COMMITTEE FUNCTIONS AND RESPONSIBILITIES

The Committee shall identify and recommend to the Independent Trustees candidates to serve as Independent Trustees, including those to be elected by the Shareholders or appointed by the Board to fill vacancies. For this purpose, the Committee shall canvas, recruit, interview and solicit candidates to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership in light of their background, knowledge and experience, in order to assure that the Board as a whole represents a proper mix of backgrounds and relevant skill sets. The Committee shall also determine whether each such candidate qualifies as not being an “interested person” of the Trust in terms of both the letter and spirit of the 1940 Act, rules and regulations of the Securities and Exchange Commission (“SEC”) adopted under said Act, and any other applicable standards of independence. Among other things, this determination requires the Committee to find the candidates to be independent from the investment advisers, principal underwriters and other principal service providers for the Trust. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act or the rules and regulations thereunder that might impair independence, (e.g., business, financial or family relationships with investment advisers, principal underwriters or other service providers). Finally, the Committee shall consider the willingness and ability of each such candidate to devote the time and attention needed to perform the functions of an Independent Trustee.

i.The Committee also shall evaluate and report to the Board concerning the qualifications of candidates to serve as “interested” Trustees of the Funds.

ii.The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

iii. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in a timely fashion in writing and addressed to the Committee at the applicable Trust’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III. COMMITTEE PROCEDURES

a.Meetings

i.The Committee shall meet as needed in open or executive session.

ii. The Committee may invite members of management, counsel to the Independent Trustees, Fund counsel, advisers and others to attend its meetings as it deems appropriate.

iii.A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust’s Bylaws. The chairman, or a person designated by the chairman, shall take minutes of all meetings of the Committee, copies of which shall be furnished to the Board. In the event of any inconsistency between this Charter and a Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

B-2

b.Reports to the Board

The Committee shall report its activities to the Board and make such recommendations as are called for under this Charter or as the Committee may otherwise deem necessary or appropriate.

c.Resources

The Committee shall have the resources appropriate to discharge its responsibilities, including the authority to consult with counsel and to retain, at the Trust’s expense, such other experts or advisors as the Committee deems necessary or appropriate.

Adopted: December 2, 2014

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed, dated and voted proxy back in the postage paid envelope provided.
2. ONLINE at proxyonline.com using your control number found below.
3. PHONE dial toll-free 888-227-9349 to reach an automated touchtone voting line.
4. LIVE with a proxy representative when you call toll-free 888-280-6942 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

CONTROL NUMBER	SAMPLE

ETFS Bloomberg All Commodity Strategy K-1 Free ETF

A SERIES OF ETFS Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2018

The undersigned hereby revokes all previous proxies for his/her shares of beneficial interest of the Fund named above (the “Fund”) and appoints Alan R. Goodson, Megan Kennedy and Stephen Varga, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of beneficial interest of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held in the offices of ETF Securities Advisors LLC, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on August 27, 2018 at 9:30 a.m. Eastern time, or at any postponements or adjournments thereof, upon the matter set forth on the reverse side of this Proxy Card (the “Proposal”) and instructs each of them to vote in his/her discretion upon any other matters which may properly be acted upon at this Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 2, 2018.

This proxy is solicited on behalf of the Board of Trustees of ETFS Trust, on behalf of the Fund. Based in part on management’s recommendation, the Board unanimously recommends that you vote “FOR” the Proposal. This proxy will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal. If any other matters properly come before the Special Meeting to be voted on, the proxy holders will vote those matters in their discretion.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 27, 2018. The Proxy Statement is also available at: www.etfsus.com.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ETFS Bloomberg All Commodity Strategy K-1 Free ETF	PROXY CARD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name appears on this proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. Remember you can also vote on the internet, by telephone or with a representative. Please see the reverse side for instructions. If you received more than one proxy card because you own shares of more than one fund of the ETFS Trust, please remember to vote all of your proxy cards.

BASED IN PART ON MANAGEMENT’S RECOMMENDATION, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	WITHHOLD
1a.	Election of Trustee: John Sievwright	○	○

1b.	Election of Trustee: Bev Hendry	○	○

THANK YOU FOR VOTING

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free 888-280-6942. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed, dated and voted proxy back in the postage paid envelope provided.
2. ONLINE at proxyonline.com using your control number found below.
3. PHONE dial toll-free 888-227-9349 to reach an automated touchtone voting line.
4. LIVE with a proxy representative when you call toll-free 888-280-6942 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

CONTROL NUMBER	SAMPLE

ETFS Bloomberg All Commodity Strategy K-1 Free ETF

A SERIES OF ETFS Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2018

The undersigned hereby revokes all previous proxies for his/her shares of beneficial interest of the Fund named above (the “Fund”) and appoints Alan R. Goodson, Megan Kennedy and Stephen Varga, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of beneficial interest of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held in the offices of ETF Securities Advisors LLC, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on August 27, 2018 at 9:00 a.m. Eastern time, or at any postponements or adjournments thereof, upon the matter set forth on the reverse side of this Proxy Card (the “Proposal”) and instructs each of them to vote in his/her discretion upon any other matters which may properly be acted upon at this Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 2, 2018.

This proxy is solicited on behalf of the Board of Trustees of ETFS Trust, on behalf of the Fund. Based in part on management’s recommendation, the Board unanimously recommends that you vote “FOR” the Proposal. This proxy will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal. If any other matters properly come before the Special Meeting to be voted on, the proxy holders will vote those matters in their discretion.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 27, 2018. The Proxy Statement is also available at: www.etfsus.com.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ETFS Bloomberg All Commodity Strategy K-1 Free ETF	PROXY CARD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name appears on this proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. Remember you can also vote on the internet, by telephone or with a representative. Please see the reverse side for instructions. If you received more than one proxy card because you own shares of more than one fund of the ETFS Trust, please remember to vote all of your proxy cards.

BASED IN PART ON MANAGEMENT’S RECOMMENDATION, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new advisory agreement between the Advisor and the Trust, on behalf of the Fund.	○	○	○

THANK YOU FOR VOTING

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free 888-280-6942. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed, dated and voted proxy back in the postage paid envelope provided.
2. ONLINE at proxyonline.com using your control number found below.
3. PHONE dial toll-free 888-227-9349 to reach an automated touchtone voting line.
4. LIVE with a proxy representative when you call toll-free 888-280-6942 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

CONTROL NUMBER	SAMPLE

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

A SERIES OF ETFS Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2018

The undersigned hereby revokes all previous proxies for his/her shares of beneficial interest of the Fund named above (the “Fund”) and appoints Alan R. Goodson, Megan Kennedy and Stephen Varga, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of beneficial interest of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held in the offices of ETF Securities Advisors LLC, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on August 27, 2018 at 9:30 a.m. Eastern time, or at any postponements or adjournments thereof, upon the matter set forth on the reverse side of this Proxy Card (the “Proposal”) and instructs each of them to vote in his/her discretion upon any other matters which may properly be acted upon at this Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 2, 2018.

This proxy is solicited on behalf of the Board of Trustees of ETFS Trust, on behalf of the Fund. Based in part on management’s recommendation, the Board unanimously recommends that you vote “FOR” the Proposal. This proxy will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal. If any other matters properly come before the Special Meeting to be voted on, the proxy holders will vote those matters in their discretion.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 27, 2018. The Proxy Statement is also available at: www.etfsus.com.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	PROXY CARD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name appears on this proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. Remember you can also vote on the internet, by telephone or with a representative. Please see the reverse side for instructions. If you received more than one proxy card because you own shares of more than one fund of the ETFS Trust, please remember to vote all of your proxy cards.

BASED IN PART ON MANAGEMENT’S RECOMMENDATION, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	WITHHOLD
1a.	Election of Trustee: John Sievwright	○	○

1b.	Election of Trustee: Bev Hendry	○	○

THANK YOU FOR VOTING

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free 888-280-6942. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed, dated and voted proxy back in the postage paid envelope provided.
2. ONLINE at proxyonline.com using your control number found below.
3. PHONE dial toll-free 888-227-9349 to reach an automated touchtone voting line.
4. LIVE with a proxy representative when you call toll-free 888-280-6942 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

CONTROL NUMBER	SAMPLE

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

A SERIES OF ETFS Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2018

The undersigned hereby revokes all previous proxies for his/her shares of beneficial interest of the Fund named above (the “Fund”) and appoints Alan R. Goodson, Megan Kennedy and Stephen Varga, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of beneficial interest of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held in the offices of ETF Securities Advisors LLC, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on August 27, 2018 at 9:00 a.m. Eastern time, or at any postponements or adjournments thereof, upon the matter set forth on the reverse side of this Proxy Card (the “Proposal”) and instructs each of them to vote in his/her discretion upon any other matters which may properly be acted upon at this Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 2, 2018.

This proxy is solicited on behalf of the Board of Trustees of ETFS Trust, on behalf of the Fund. Based in part on management’s recommendation, the Board unanimously recommends that you vote “FOR” the Proposal. This proxy will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal. If any other matters properly come before the Special Meeting to be voted on, the proxy holders will vote those matters in their discretion.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 27, 2018. The Proxy Statement is also available at: www.etfsus.com.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	PROXY CARD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name appears on this proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. Remember you can also vote on the internet, by telephone or with a representative. Please see the reverse side for instructions. If you received more than one proxy card because you own shares of more than one fund of the ETFS Trust, please remember to vote all of your proxy cards.

BASED IN PART ON MANAGEMENT’S RECOMMENDATION, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new advisory agreement between the Advisor and the Trust, on behalf of the Fund.	○	○	○

THANK YOU FOR VOTING

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free 888-280-6942. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed, dated and voted proxy back in the postage paid envelope provided.
2. ONLINE at proxyonline.com using your control number found below.
3. PHONE dial toll-free 888-227-9349 to reach an automated touchtone voting line.
4. LIVE with a proxy representative when you call toll-free 888-280-6942 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

CONTROL NUMBER	SAMPLE

ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

A SERIES OF ETFS Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2018

The undersigned hereby revokes all previous proxies for his/her shares of beneficial interest of the Fund named above (the “Fund”) and appoints Alan R. Goodson, Megan Kennedy and Stephen Varga, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of beneficial interest of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held in the offices of ETF Securities Advisors LLC, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on August 27, 2018 at 9:30 a.m. Eastern time, or at any postponements or adjournments thereof, upon the matter set forth on the reverse side of this Proxy Card (the “Proposal”) and instructs each of them to vote in his/her discretion upon any other matters which may properly be acted upon at this Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 2, 2018.

This proxy is solicited on behalf of the Board of Trustees of ETFS Trust, on behalf of the Fund. Based in part on management’s recommendation, the Board unanimously recommends that you vote “FOR” the Proposal. This proxy will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal. If any other matters properly come before the Special Meeting to be voted on, the proxy holders will vote those matters in their discretion.

Please refer to the Proxy Statement/Prospectus for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 27, 2018. The Proxy Statement is also available at: www.etfsus.com.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	PROXY CARD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name appears on this proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. Remember you can also vote on the internet, by telephone or with a representative. Please see the reverse side for instructions. If you received more than one proxy card because you own shares of more than one fund of the ETFS Trust, please remember to vote all of your proxy cards.

BASED IN PART ON MANAGEMENT’S RECOMMENDATION, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	WITHHOLD
1a.	Election of Trustee: John Sievwright	○	○

1b.	Election of Trustee: Bev Hendry	○	○

THANK YOU FOR VOTING

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free 888-280-6942. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed, dated and voted proxy back in the postage paid envelope provided.
2. ONLINE at proxyonline.com using your control number found below.
3. PHONE dial toll-free 888-227-9349 to reach an automated touchtone voting line.
4. LIVE with a proxy representative when you call toll-free 888-280-6942 Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

CONTROL NUMBER	SAMPLE

ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

A SERIES OF ETFS Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2018

The undersigned hereby revokes all previous proxies for his/her shares of beneficial interest of the Fund named above (the “Fund”) and appoints Alan R. Goodson, Megan Kennedy and Stephen Varga, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of beneficial interest of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held in the offices of ETF Securities Advisors LLC, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on August 27, 2018 at 9:00 a.m. Eastern time, or at any postponements or adjournments thereof, upon the matter set forth on the reverse side of this Proxy Card (the “Proposal”) and instructs each of them to vote in his/her discretion upon any other matters which may properly be acted upon at this Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 2, 2018.

This proxy is solicited on behalf of the Board of Trustees of ETFS Trust, on behalf of the Fund. Based in part on management’s recommendation, the Board unanimously recommends that you vote “FOR” the Proposal. This proxy will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal. If any other matters properly come before the Special Meeting to be voted on, the proxy holders will vote those matters in their discretion.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON August 27, 2018. The Proxy Statement is also available at: www.etfsus.com.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE

ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF	PROXY CARD

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name appears on this proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

IF YOU CHOSE TO MAIL THIS PROXY CARD, MAKE SURE TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. Remember you can also vote on the internet, by telephone or with a representative. Please see the reverse side for instructions. If you received more than one proxy card because you own shares of more than one fund of the ETFS Trust, please remember to vote all of your proxy cards.

BASED IN PART ON MANAGEMENT’S RECOMMENDATION, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new advisory agreement between the Advisor and the Trust, on behalf of the Fund.	○	○	○

THANK YOU FOR VOTING

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free 888-280-6942. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]